UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

SENSUS HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 922-5808

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRTS	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Sensus Healthcare, Inc. (the “Company”) was held on June 3, 2022. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. The following summarizes all matters voted on at the Annual Meeting.

1. Election of Directors. John Heinrich and Anthony Petrelli were each elected as a Class I director for a three-year term to expire in 2025 or until his successor is elected and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The tabulation of votes cast was as follows:

	For	Against	Abstention	Broker Non-Votes
John Heinrich	5,810,594	2,244,323	144,389	2,881,903
Anthony Petrelli	6,847,793	1,348,464	3,049	2,881,903

2. Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2021. The tabulation of votes cast was as follows:

For	Against	Abstention	Broker Non-Votes
8,036,995	91,986	70,325	2,881,903

3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. Based on the result of stockholder vote on this proposal, the Compensation Committee of the Board of Directors of the Company has determined to hold annual advisory votes on executive compensation until the next required vote on the frequency of future advisory votes on executive compensation. The tabulation of votes cast was as follows:

1 Year	2 Years	3 Years	Abstention
5,387,093	35,409	2,734,316	42,488

4. Auditor Appointment Ratification. Stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accountant for the fiscal year ended December 31, 2022. The tabulation of votes cast was as follows:

For	Against	Abstention
11,064,295	8,860	8,054

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date: June 3, 2022	By:	/s/ Javier Rampolla
Javier Rampolla
Chief Financial Officer

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